Exhibit 10(m)(xiii)

                           PERFORMANCE BONUS AGREEMENT

      This PERFORMANCE BONUS AGREEMENT (the "Agreement"), is dated as of the 15th day of February, 2008, between Albany International Corp., a Delaware corporation (the "Company"), and ________________ (the "Participant").

      WHEREAS, the Company adopted and maintains the Albany International Corp. 2005 Incentive Plan (the "Plan");

      WHEREAS, Section 8 of the Plan provides for the grant of performance-based awards to participants in the Plan; and

      WHEREAS, Section 9 of the Plan provides for the annual establishment of performance measures ("Performance Measures") for performance-based awards;

      NOW THEREFORE, in consideration of the agreements and obligations hereinafter set forth, the parties hereto agree as follows:

            1. Definitions; References.

      As used herein, the following terms shall have the meanings indicated below. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Plan.

      (i) "Annual Distribution Amount" shall mean, with respect to a Bonus, the portion of such Bonus that is required to be distributed in any calendar year determined pursuant to Section 6 hereof.

      (ii) "Applicable Bonus Percentage" for the Participant for the Performance Period shall mean the percentage established by the Committee for the Participant in Section 4 hereof. The Committee shall in every case provide for a specific Applicable Bonus Percentage when the Performance Percentage is equal to 100%, which Applicable Bonus Percentage will be used to determine the Target Amount.

      (iii) "Beneficiary" shall mean the person(s) designated by the Participant in a written instrument delivered pursuant to the Plan to receive a payment due under the Plan upon the Participant's death, signed by the Participant and delivered to the Company prior to the Participant's death or, if no such written instrument is on file, the Participant's estate.

      (iv) "Bonus" with respect to the Performance Period shall mean a number of shares of Common Stock equal to the product of the Target Amount multiplied by the Applicable Bonus Percentage for the Performance Period, together with the Cash Dividend Equivalents, if any, provided for from time to time pursuant to
Section 5(b).

      (v) "Bonus Account" shall have the meaning set forth in Section 5 hereof.
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      (vi) "Cash Dividend Equivalents" shall have the meaning set forth in
Section 5(b) hereof.

      (vii) "Cause" shall be deemed to exist if a majority of the members of the Board of Directors determine that the Participant has (i) caused substantial harm to the Company with intent to do so or as a result of gross negligence in the performance of his or her duties; (ii) not made a good faith effort to carry out his or her duties; (iii) wrongfully and substantially enriched himself or herself at the expense of the Company; or (iv) been convicted of a felony.

      (viii) "Determination Date" shall mean, with respect to the Performance Period, the date on which the Committee shall have determined the Performance Percentage for the Participant and whether the Bonus shall be paid in cash or in shares of Common Stock, which date shall not be later than the last day of the first February following the Performance Period and shall have determined.

      (ix) "Disability" shall be deemed to exist if (i) by reason of mental or physical illness the Participant has not performed his or her duties for a period of six consecutive months; and (ii) the Participant does not return to the performance of his or her duties within thirty days after written notice is given by Company or one of its subsidiaries that the Participant has been determined by the Committee to be "Disabled" under the Company's long term disability policy.

      (x) "Dividend Payment Date" shall have the meaning set forth in Section 5(b) hereof.

      (xi) "Fair Market Value" shall mean, with respect to any share of Common Stock, the closing price of such share as reported in "New York Stock Exchange Composite Transactions" in "The Wall Street Journal" for the relevant date or, if no quotation shall have been made on such relevant date, on the next preceding day on which there were quotations or, if the Company's shares of Common Stock are not traded on such exchange, such price as reported on such other securities market or exchange on which such shares are traded as the Committee shall determine.

      (xii) "First Distribution Date" is the first Business Day on or after March 1 of the year immediately following the end of the Performance Period.

      (xiii) "Performance Percentage" shall mean with respect to the Performance Period the percentage determined pursuant to the Scorecard.

      (xiv) "Performance Period" shall mean the period that begins on January 1 and ends on December 31 of the year specified in Section 3.

      (xv) "Scorecard" shall mean a performance scorecard as set forth in
Section 3 hereof.

      (xvi) "Second Distribution Date" is the first Business Day on or after March 1 of the second year following the end of the Performance Period.


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      (xvii) "Target Amount", with respect to the Performance Period, shall mean a number of shares of Common Stock specified in Section 2, which is the amount of the Bonus for the Performance Period if the Performance Percentage is 100%.

      (xviii) "Third Distribution Date" is the first Business Day on or after March 1 of the third year following the end of the Performance Period.

      (xix) "Value" of shares of Common Stock on any date means the average Fair Market Value of a share of Common Stock over the first ten Business Days in the month of January preceding such date.

            2. Establishment of the Target Amount. Pursuant to, and subject to, the terms and conditions set forth herein and in the Plan, the Company hereby establishes the Participant's Target Amount at [_______] shares of Common Stock for the Performance Period. The Bonus shall be determined based on Target Amount in the manner set forth in Sections 3 and 4 hereof.

            3. Establishment of the Scorecard. Pursuant to, and subject to, the terms and conditions set forth herein and in the Plan, the Company hereby establishes the Scorecard, attached hereto as Exhibit A, based on the objective criteria specified, with which to evaluate the Participant's performance for 2008 (the "Performance Period"). The Scorecard shall represent an objective basis for determining the Performance Percentage for 2008.

            4. Adjustment of the Target Amount. As soon as practicable after the end of the Performance Period, and in no event later than the last day of the first February following the Performance Period, the Committee shall determine the Performance Percentage based on the Scorecard. The Applicable Bonus Percentage with respect to the Participant for the Performance Period shall be equal to the Performance Percentage so determined. The Committee shall have discretion to reduce (but not increase) the amount of the Bonus determined for the Participant for the Performance Period at any time prior to the crediting of such Bonus to the Participant's Bonus Account as provided in Section 5 below. The Committee may, but shall not be required to, set forth in Exhibit B hereto such criteria (which may be subjective) to be used as the basis by the Committee to make any such reduction.

            5. Bonus Account. Pursuant to, and subject to, the terms and conditions set forth herein and in the Plan, the Company shall establish a Bonus Account in the name of, and for the benefit of, the Participant (the "Bonus Account"). There shall be a separate Bonus Account for the Participant for each Performance Period.

                  a. Within thirty (30) days of the Determination Date, but in no event later than March 1 immediately following the Determination Date, the Company shall credit to the Bonus Account the Bonus.

                  b. The Company shall credit the Bonus Account of each
            Participant as of each date on which the Company pays a cash dividend on shares of Common Stock (a "Dividend Payment Date") with additional shares of Common Stock, the number of which shall be determined by first (i) multiplying the number of shares of Common Stock in the Participant's Bonus Account on the Dividend Payment Date by the per-share dollar


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            amount of the dividend so paid, and then (ii) dividing the resulting amount by the Fair Market Value of a share of Common Stock on the Dividend Payment Date (such additional shares of Common Stock being referred to herein as "Cash Dividend Equivalents").

            The Company shall continue to maintain the Bonus Account until it has satisfied all of its obligations hereunder, provided that the amounts credited to the Bonus Account shall represent an unsecured obligation of the Company and the Participant shall have the status of an unsecured creditor in respect of such accounts.

            6. Vesting; Payment of Annual Distribution Amount.

                  a. Twenty-five percent of the Bonus shall vest on January 1 of the year immediately following the Performance Period, 50% of the Bonus shall vest on January 1 of the second year following the Performance Period, and the remainder of the Bonus shall vest on January 1 of the third year following the Performance Period.

                  b. Except as otherwise provided pursuant to Section 8, the
            Annual Distribution Amount shall be paid at the following times:

                  i. On the First Distribution Date, an amount equal to 25% of the Bonus shall be distributed by the Company or one of its subsidiaries to the Participant, and the amount credited to the Participant's Bonus Account shall be debited by the amount so distributed.

                  ii. On the Second Distribution Date, an amount equal to 50% of Bonus shall be distributed by the Company or one of its subsidiaries to the Participant, and the amount credited to the Participant's Bonus Account shall be debited by the amount so distributed.

                  iii. On the Third Distribution Date, the remainder of the Bonus shall be distributed by the Company or one of its subsidiaries to the Participant, and the amount credited to the Participant's Bonus Account shall be debited by the amount so distributed such that the amount credited to the Participant's Bonus Account shall be zero.

                  c. The Annual Distributions Amount shall be paid in the
            following form:

                  i. The portion of the Bonus payable on the First Distribution Date shall be paid in cash based on the Value of the shares of Common Stock required to be distributed; and

                  ii. One half of the portion of the Bonus payable on the Second Distribution Date and the Third Distribution Date shall be distributed in shares of Common Stock and the other half of


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                        the portion of the Bonus payable on the Second
                        Distribution Date and the Third Distribution Date shall be paid in cash based on the Value of the shares of Common Stock required to be distributed.

                  d. In the event that a payment is called for hereunder to a
            Participant who is deceased, such payment shall be made to such Participant's Beneficiary.

            7. Effect of Termination of Employment.

                  a. In the event the Participant's employment with the Company is terminated for any reason during the Performance Period, no credit provided for by Section 5 shall thereafter be made with respect to the Participant's Bonus Account and the Participant shall not be entitled to any payment under Section 6 or have any other rights with respect to the Bonus.

                  b. In the event the Participant voluntarily terminates
            employment with the Company at any time after the end of the Performance Period, the Participant shall forfeit any amount then credited to the Participant's Bonus Account that had not vested in accordance with Section 6 hereof and any vested amount shall be paid in accordance with Section 6 hereof; provided that, if the Participant shall have reached age 62 prior to any such voluntary termination, 50% of the unvested amount then credited to the Participant's Bonus Account shall vest and be distributed to the Participant in accordance with the otherwise applicable provisions of this Agreement and the remainder shall be forfeited and the Participant shall not be entitled to any other payment under Section 6 or have any other rights with respect to the Bonus.

                  c. In the event the Participant's employment with the Company terminates at any time after the end of the Performance Period due to the Participant's death or Disability, or is terminated by the Company other than for Cause, 50% of the unvested amount then credited to the Participant's Bonus Account shall vest and be distributed to the Participant in accordance with the otherwise applicable provisions of this Agreement and the remainder shall be forfeited and the Participant shall not be entitled to any other payment under Section 6 or have any other rights with respect to the Bonus.

                  d. In the event the Company terminates the Participant's
            employment for Cause, the Participant shall forfeit all amounts then credited to the Participant's Bonus Account and the Participant shall not be entitled to any other payment under Section 6 or have any other rights with respect to the Bonus.

                  e. If counsel to the Committee notifies the Committee that a distribution provided for by this Section 7 should be deferred in order to avoid having a tax imposed on the Participant by Section 409A of the Code, then the distribution shall be deferred for as long as and to the extent determined by the Committee to avoid the imposition of any such tax.


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

            8. Elective Deferrals. The Participant may elect to defer the payment of any portion of the Bonus by submitting a deferral election, the form of which is attached hereto as Exhibit C on or before March 31 of the Performance Period; provided that the date on which the deferred amount shall be paid must be the later of a specified date or six months following the Participant's termination of employment with the Company. Any such election shall be irrevocable once made.

            9. Modification and Waiver. Except as provided in the Plan with respect to determinations of the Committee and subject to the Company's Board of Directors' right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by the Participant and the Company. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.

            10. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given if delivered in person or by first-class registered or certified mail, return receipt requested, and shall be deemed to have been given when personally delivered or five (5) days after mailing to the following address (or to such other address as either party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt):

            If to the Company:

               Albany International Corp.
               1373 Broadway
               Menands, New York 12204
               Fax:  (518) 447-6575
               Attention:  Legal Department

            If to the Participant, to the most recent address of the Participant that the Company has in its records.

            11. Participant Acknowledgement. The Participant hereby acknowledges receipt of a copy of the Plan.

            12. Incorporation of the Plan. All terms and provisions of the Plan are incorporated herein and made part hereof as if stated herein. If any provision hereof and of the Plan shall be in conflict, the terms of the Plan shall govern. All capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Plan.

            13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but each of which together shall constitute one and the same document.


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            14. Governing Law; Choice of Forum. This Agreement shall be governed by and interpreted in accordance with New York law, without regard to its conflicts of law principles, and the parties hereby submit to the jurisdiction of the courts and tribunals of New York.

            15. Binding Effect. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the heirs, personal representatives and successors of the parties hereto. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement, or their respective heirs, personal representatives or successors, any legal or equitable rights, remedy or claim under or in respect of this Agreement or any provision contained herein.

            16. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

            17. Miscellaneous. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      IN WITNESS WHEREOF, the Company and the Participant have duly executed this Award Agreement as of the Award Date specified above.

                                     ALBANY INTERNATIONAL CORP.

                                     By:_________________________________
                                     Name:
                                     Title:


                                     PARTICIPANT

                                     By:_________________________________
                                        Name:
                                        Title:  _________________________


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